SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2004

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number

Description

        99.1

Press Release dated June 1, 2004, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On June 1, 2004, HepaLife Technologies, Inc. issued a news release to announce it has extended the term of, as well as expanded the scope of its Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS), the primary tool linking government and industry researchers.  This news release, dated June 1, 2004, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Secretary/Treasurer, Director

Date: June 1, 2004

EXHIBIT 99.1

HepaLife Announces Expansion and Extension of Cooperative Research Agreement

Vancouver, BC – June 1, 2004 - HepaLife Technologies, Inc. (OTCBB: HPLF), a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease, today announced that it has extended the term of, as well as expanded the scope of its Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS), the primary tool linking government and industry researchers.

Through the expanded CRADA, HepaLife Technologies continues to collaborate towards optimizing the hepatic functionality of the patented PICM 19 cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure. Additionally, HepaLife plans to develop liver cell specific in vitro toxicology and pre-clinical drug testing platforms based on the PICM-19 cell line to more accurately determine the potential toxicity and metabolism of new pharmacological compounds.

Recent positive research results obtained from PICM 19 cells grown in vitro was the primary reason for HepaLife extending its CRADA by an additional three years ending September 30, 2007.  Now in continuous culture for over a year, the PICM 19 cells have not shown any detectable changes in hepatocyte morphology and continue to synthesize liver specific proteins, such as albumin and transferrin, and display enhanced liver-specific functions, such as ureagenesis and cytochrome P450 activity.

The CRADA program, authorized under the Federal Technology Transfer Act of 1986, allows federal laboratories and businesses to form commercial partnerships that help move new technologies into the marketplace. Under a CRADA, ARS scientists work with private firms to help commercialize the technologies developed.  A CRADA allows the collaborating company the first right to negotiate an exclusive license to any inventions that emerge under the agreement.

 “The value of our CRADA, as well as our relationship with the USDA and ARS collaborating scientists, Drs. Neil Talbot and Thomas Caperna, cannot be underestimated,” states Mr. Arian Soheili, President and CEO of HepaLife Technologies.

“Through our CRADA, HepaLife enjoys access to state-of-the-art USDA research facilities and benefits from over ten years of research and development experience with the PICM-19 cell line, whose cells can differentiate into either hepatocytes or bile duct cells, two major cell types of the liver. Even after years of continuous culture, the PICM-19 cells have retained their desired properties, making them ideal for testing in an artificial liver device and for use in pre-clinical drug testing platforms and in vitro toxicology tests.”

Liver Disease

In purely economic terms, liver-related problems cost society over $10 billion per year. In human terms, the costs cannot be calculated. Each year, hundreds of thousands of individuals worldwide experience acute or chronic liver failure caused by hepatitis and other infections, degenerative diseases, trauma, drug overdoses and alcohol abuse. The last of these, alcohol abuse, is a major cause of liver disease in America today.

Of the nearly 14 million Americans (1 in every 20) that either abuse alcohol or are alcoholics (National Institute on Alcohol Abuse and Alcoholism), 10-20% percent will develop cirrhosis of the liver, one of the leading causes of death among young and middle-age adults in the US.

According to the Centers for Disease Control, between 15-25% (upwards of 312,500 Americans) of the estimated 1.25 million chronically infected hepatitis B sufferers will die from chronic liver disease. Globally, an estimated 300 million people are infected with hepatitis B, causing approximately 1,000,000 deaths per year.

Various studies, when combined together, suggest that over 200 million people around the world are infected with hepatitis C, for which there is no cure. Of the estimated 4.5 million Americans infected with hepatitis C, an estimated 70-80% will develop chronic liver disease and 20% will die.

According to the American Liver Foundation, “25,000,000 Americans – one in every 10 – are or have been afflicted with liver and biliary diseases.” During 2001 alone, 27,035 people died in the United States as a consequence of cirrhosis and chronic liver disease (National Vital Statistics Report, September 18, 2003).

For people with severe liver failure, orthotopic liver transplantation is the only effective treatment therapy, now an estimated $1.5 billion business. At present, there are upwards of 17,000 adults and children medically approved and waiting for liver transplants in the U.S.  Unfortunately, there are just over 5,000 livers available for transplant annually. Due to a severe shortage of organ donors, the waiting time for potential liver recipients could be as long as two to three years, with 20-30% of these patients not surviving the wait period.

For those who receive liver transplants, some 31% will die within 5 years, while the rest will endure a life time of immunosuppressive drugs, rendering them susceptible to life threatening infections such as kidney failure and increased risk of cancer, and follow up costs of $25,000 per year to the health care system.

Artificial Liver Device

To help liver failure patients survive long enough to receive a liver transplant or recover without a transplant by exploiting the well known regenerative powers of the liver, a number of artificial liver devices are currently being developed and tested using living pig or human liver cells and various filtering or dialysis mechanisms.

Unfortunately, artificial liver technologies have not lived up to their initial promise as a consequence of problems relating to their inability to grow liver cells quickly and safely, and with inconsistent results from filtering devices. Culturing and maintaining such cells has proven difficult; once removed from the body, they soon lose their normal functionality.

It is widely recognized that the greatest hindrance to the development of a completely functional artificial liver device is the lack of an appropriately defined cell line that will provide the functions of an intact liver.

One stem-like cell line, derived from porcine epiblast (embryonic) tissue, is the patented PICM-19 cell line, which is not tumor-causing, a feature critical to nutrient metabolism research; even after years in continuous culture, the cell line has retained its desired properties.

For these and other reasons, our research under the CRADA is focused on developing experimental culture conditions for the PICM-19 cell line or other pig epiblast derived liver cell lines so as to optimize their hepatocyte functions for use in the production of an artificial liver device for human patients with liver failure.

Hepatotoxicity

Hepatotoxicity, or liver damage caused by medications and other chemical compounds, is the single most common reason leading to drug withdrawal or refusal of drug approval by the Food and Drug Administration (FDA). In fact, about one third of all drugs fail pre-clinical or clinical trials due to the toxic nature of the compounds being tested, costing pharmaceutical companies around $2 billion annually on such toxicity-related drug failures.

With the cost to develop an FDA approved drug approaching $1 billion and taking 10 to 15 years, a 10% improvement in predicting failures before clinical trials could save $100 million in development costs per drug.  Despite efforts to develop better methods, most of the tools used for toxicology and human safety testing are decades old.

Resulting in part from the limitations of current testing methodology, safety problems are often discovered only during clinical trials, and unfortunately, sometimes after marketing. Examples of recent post-market discoveries include Accolate (asthma drug), Duract (analgesic and anesthetic) and Rezulin (diabetes), all of which were linked to liver damage.

Hepatocytes, the major cell type comprising of the liver, perform the important task of metabolizing or detoxifying drug compounds that enter the body.  This is accomplished primarily through cytochrome P450 enzymes that are abundantly expressed in hepatocytes. Therefore, hepatocytes grown in vitro have application for the rapid screening of multiple drug candidates to predict their potential liver toxicity and liver-specific pharmacological characteristics prior to clinical testing.

The patented PICM-19 liver stem cell line, concurrently being tested for use in an artificial liver device by HepaLife, can differentiate into either hepatocytes or bile duct cells (two key cell types of the liver) and synthesize liver specific proteins such as albumin and transferrin, as well as display enhanced liver-specific functions such as ureagenesis and cytochrome P450 activity.

As a result, HepaLife, using the patented PICM-19 cell line, plans to develop in vitro toxicological and pre-clinical drug testing platforms that will more accurately determine the potential toxicity and metabolism of new pharmacological compounds in the liver, and that will be specifically targeted to either hepatocytes or bile duct cells.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF), is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of the patented PICM-19 cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure, as well use in in vitro toxicology testing to more accurately determine the potential toxicity and metabolism of new pharmacological compounds.

With 25 million Americans suffering from liver disease, the need for an artificial liver device able to remove toxins and improve immediate and long-term survival results is more critical today than ever before.  Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses, and other factors that result in liver disease, all clearly indicate a strong need for an artificial liver device, and for improved assays for liver toxicity testing and the development of liver disease drug therapies.

For additional information, please visit www.hepalife.com.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

          HepaLife Technologies, Inc.

          Angela Stecca, Investor Relations

          Phone: (800) 518-4879

          Web Site: www.HepaLife.com